Exhibit 10.2

                                    EXHIBIT C
                          REGISTRATION RIGHTS AGREEMENT

     This Registration Rights Agreement (the "Agreement"), dated as of March 30, 2003, is entered into by and among BestNet Communications Corp., a Nevada corporation (the "Company"), and the undersigned investors (each individually an "Investor" and collectively the "Investors"). Capitalized terms used but not otherwise defined herein shall have the meaning assigning to such terms in that certain Unit Purchase Agreement by and among the Company and the Investors of even date herewith.

     WHEREAS, the Company has entered into a Unit Purchase Agreement dated March 30, 2003, by and among the Company and the Investors (the "Purchase Agreement") pursuant to which the Investors agreed to purchase from the Company a portion of the 4,500,000 units (collectively, the "Units" and individually a "Unit") offered by the Company, at a purchase price per Unit of $0.30, each unit consisting of the following securities: (a) three shares of Common Stock, par value $.001 per share, of the Company (the "Common Stock"); (b) one share of Series A Preferred Stock, par value $.001 per share, of the Company (the "Preferred Stock"); and (c) three-year warrants (the "Warrants") to purchase one share of Common Stock at a per share exercise price of $0.30;

     WHEREAS, the Preferred Stock is convertible into two shares of Common Stock of the Company, pursuant to the terms of a Certificate of Designations attached as Exhibit A to the Purchase Agreement; and

     WHEREAS, pursuant to the terms of the Purchase Agreement, the Company has agreed to provide the Investors with certain registration rights with respect to the Units issued pursuant to the Purchase Agreement and the securities that comprise the Units.

     NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Agreement, the parties hereto agree as follows:

1. REGISTRATION RIGHTS.

     a. DEMAND REGISTRATION. One or more Investors holding a majority of the Units (the "Initiating Investors") may elect to exercise the right to request a Demand Registration pursuant to this Section 1 by furnishing the Company with written notice thereof (a "Demand Notice"). Upon receipt by the Company of a Demand Notice, the Company shall promptly notify each other Investor of the Demand Notice received by the Company. Upon receipt of such notice from the Company (the "Company Notice"), each such Investor may give the Company a written request to register all or some of such Investor's Units and Registrable Shares in the registration described in the Company Notice, provided that such written request is received within twenty (20) days after the date on which the Company Notice is given (with such request stating (i) the amount of Units and Registrable Shares to be included, (ii) such Investor's intended method of
distribution  of  such  Units  and  Registrable   Shares  and  (iii)  any  other
information   reasonably  requested  by  the  Company  to  properly  effect  the registration of such Units and Registrable Shares). The Company shall as soon as
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practicable after the date on which the Company Notice is given, but in no event less than 30 days from receipt of the Company Notice and no more than 45 days from receipt by the Company of the Demand Notice, file with the Commission and use its commercially reasonable best efforts to promptly cause to become effective no later than 120 days from filing a Registration Statement which shall cover the Units and Registrable Shares specified in the Demand Notice and in any written request from any other Investor received by the Company within twenty (20) days from the date on which the Unconditional Company Notice is received. In the event the Company is unable to file a Registration Statement to register all of the Registrable Shares as a result of the failure to have sufficient authorized capital stock with respect to the shares of Common Stock issuable upon conversion of the Preferred Stock and upon exercise of the Warrants, then one or more Investors holding a majority of the Units may request a second Demand Registration with respect to such unregistered Registrable Shares in the same manner as described in this Section 1(a).

     b. INCLUSION OF OTHER SECURITIES IN REGISTRATION STATEMENT. The Registration Statement filed pursuant to the request of the Initiating Investors may, subject to the provisions of SECTION 1(c) below, include other securities of the Company which are held by persons who, by virtue of agreements entered into with the Company prior or subsequent to the date of this Agreement, are entitled to include their securities in such registration.

     If, by virtue of agreements with the Company, the holders of other securities of the Company (the "Other Holders") request and are entitled to inclusion in such registration, the Company shall, on behalf of all Investors, offer to the Other Holders that such other securities be included in the underwriting and may condition such offer on the acceptance by such Other Holders of the further provisions of this Section 1.

     c. REGISTRATION LIMITATION. Except as otherwise provided in SECTION 1(a), the Company shall be obligated to register Investor stock pursuant to SECTION 1(a) on one occasion only, provided, however, that such obligation shall be deemed satisfied only when a registration statement covering all shares of Investor stock specified in notices received as aforesaid, for sale in accordance with the method of disposition specified by the requesting holders, shall have (i) become effective, or (ii) been withdrawn at the request of the Investors requesting such registration (other than solely as a result of material information concerning the business or financial condition of the Company which is made known to such Investors after the date on which registration was requested). In addition, the Company shall not be required to effect any registration within 180 days after the effective date of any other Registration Statement of the Company.

     d. COMPANY'S RIGHT TO DELAY REGISTRATION. If at the time of any request to register Units and Registrable Shares pursuant to SECTION 1(a), the Company is engaged or has fixed plans to engage within 30 days of the time of the Demand Notice in a registered public offering as to which the Investors may include
Units and Registrable Shares, then the Company may at its option direct that such request be delayed for a period not in excess of 120 days from the effective date of such offering or 120 days from the date of commencement of such other material activity, as the case may be, such right to delay a request to be exercised by the Company not more than once.

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2.  REGISTRATION  PROCEDURES.  If and  whenever  the  Company is required by the provisions of SECTION 1 of this Agreement to use its reasonable best efforts to effect the registration of any of the Units and Registrable Shares under the Securities Act, the Company shall:

     a. prepare and file with the Commission a Registration Statement with respect to such Units and Registrable Shares and use its reasonable best efforts to cause that Registration Statement to become and remain effective;

     b. as expeditiously as possible prepare and file with the Commission any amendments and supplements to the Registration Statement and the prospectus included in the Registration Statement as may be necessary to keep the Registration Statement effective, in the case of a firm commitment underwritten public offering, until each underwriter has completed the distribution of all securities purchased by it but not more than one year after the effective date and, in the case of any other offering, until the earlier of the sale of all Units and Registrable Shares covered thereby or one year after the effective date thereof;

     c. as expeditiously as possible furnish to each Selling Investor such reasonable numbers of copies of the prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as the Selling Investor may reasonably request in order to facilitate the public sale or other disposition of the Units and Registrable Shares owned by the selling Investor;

     d. as expeditiously as possible use its reasonable best efforts to register or qualify the Units and Registrable Shares covered by the Registration Statement under the securities or blue sky laws of such states as the Selling Investors shall reasonably request, and do any and all other acts and things that may be necessary or desirable to enable the Selling Investors to consummate the public sale or other disposition in such states of the Units and Registrable Shares owned by the selling Investor; and

     e. keep the Registration Statement effective for a period ending on the earlier of the sale by the Selling Investors of all Units and Registrable Shares covered by the Registration Statement or one year from the effective date of the Registration Statement.

     If the Company has delivered preliminary or final prospectuses to the Selling Investors and after having done so the prospectus is amended to comply with the requirements of the Securities Act, the Company shall promptly notify the Selling Investors and, if requested, the Selling Investors shall immediately cease making offers of Units and Registrable Shares and return all prospectuses to the Company at the Company's sole cost and expense. The Company shall promptly provide the Selling Investors with revised prospectuses and, following receipt of the revised prospectuses, the Selling Investors shall be free to resume making offers of the Units and Registrable Shares.

3. COMPANY REGISTRATION.

     a. "PIGGY-BACK" RIGHTS. If the Company proposes to register (including for this purpose a registration effected by the Company for its stockholders) any of its stock or other securities under the Securities Act, in connection with the public offering of such securities, on a registration form that would also allow

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the registration of the Units and Registrable  Shares (other than a registration relating solely to the sale of securities to participants in a Company stock plan, a registration relating to corporate reorganization or other transaction under Rule 145 of the Securities Act, or a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities which are also being registered), the Company shall, prior to filing the registration statement with the Commission, promptly give each Investor written notice of such proposed registration (the "Registration Notice"). Upon receipt of such notice from the Company, each such Investor may give the Company a written request (the "Piggy-back Request") to include all or some of such Investor's Units and Registrable Shares in the registration described in the Registration Notice, provided that such written request is received within twenty (20) days after the date on which the Registration Notice is given (with such request stating (i) the amount of Units and Registrable Shares to be included, (ii) such Investor's intended method of distribution of such Units and Registrable Shares and (iii) any other information reasonably requested by the Company to properly effect the registration of such Units and Registrable Shares). Upon the timely receipt by the Company of the Piggy-back Request, the Company shall, subject to the provisions of Section 3(c), use its good faith best efforts to cause to be registered under the Act all of the Units and Registrable Shares that each such Investor has requested.

     b. RIGHT TO TERMINATE REGISTRATION. The Company shall have the right to terminate or withdraw any registration initiated by it under this SECTION 3 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration. The expenses of such withdrawn registration shall be borne by the Company in accordance with SECTION 4 hereof.

     c. UNDERWRITING REQUIREMENTS. In connection with any offering involving an underwriting of shares of the Company's capital stock, the Company shall not be required under this SECTION 3 to include any of the Investors' shares in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (or by other persons entitled to select the underwriters) and to enter into any underwriting agreement in customary form with an underwriter or underwriters selected by the Company, and then only in such quantity as the underwriters determine will not jeopardize the success of the offering by the Company. If the total amount of securities, including Units and Registrable Shares, requested to be included in such offering exceeds the amount of securities that the underwriters determine is compatible with the success of the offering, then the Units and Registrable Shares of the Investors and the securities held by any other stockholders distributing their securities through such underwriting shall be excluded from the underwriting by reason of the underwriter's marketing limitation to the extent so required by such limitation as follows: the Units and Registrable Shares held by the Investors and such other stockholders distributing their securities through such underwriting shall be excluded in a manner such that the number of any Units and Registrable Shares and such other securities that may be included by such holders are allocated in proportion, as nearly as practicable to the amounts of registrable securities held by such holders. For purposes of apportionment, for any selling stockholder that is an Investor holding Units and Registrable Shares, and that is a partnership or corporation, the partners, retired partners and stockholders of such Investor, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single Investor, and any pro rata reduction with respect to such Investor shall be based upon the

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aggregate  amount  of Units and  Registrable  Shares  owned by all such  related entities and individuals.

4. ALLOCATION OF EXPENSES. The Company will pay all Registration Expenses of all registrations under this Agreement. For purposes of this SECTION 4, the term "Registration Expenses" shall mean all expenses to be incurred by the Company in complying with this Agreement, including, without limitation, all registration and filing fees, exchange listing fees, printing and shipping expenses, fees and expenses of counsel for the Company, state blue sky fees and expenses. Notwithstanding the foregoing, "Registration Expenses" shall not include any and all underwriting discounts and selling commissions applicable to the sale of the Units and the Registrable Securities.

5. INDEMNIFICATION AND CONTRIBUTION.

     a. In the event of any registration of any of the Units and Registrable Shares under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless the Selling Investor of such Units and Registrable Shares, each underwriter of such Units and Registrable Shares, if any, and each other person, if any, who controls such Selling Investor or underwriter within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which such Selling Investor, underwriter or controlling person may become subject under the Securities Act, the Exchange Act, state securities or blue sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Units and Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to such Registration Statement, or arise out of or are based upon the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission made in such Registration Statement, preliminary prospectus or final prospectus, or any such amendment or supplement, (i) in reliance upon and in conformity with information furnished to the Company, in writing, by or on behalf of such Selling Investor, underwriter or controlling person specifically for use in the preparation thereof or (ii) which untrue statement was corrected by the Company and delivered to the Selling Investor prior to consummation of the sale by the Selling Investor resulting in such loss, claim, damage or liability.

     b. In the event of any registration of any of the Units and Registrable Shares under the Securities Act pursuant to this Agreement, each Selling Investor of Units and Registrable Shares, severally and not jointly, will indemnify and hold harmless the Company, each of its directors and officers and each underwriter (if any) and each person, if any, who controls the Company or any such underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which the Company, such directors and officers, underwriter or controlling person may become subject under the Securities Act, Exchange Act, state securities or blue sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact

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contained in any  Registration  Statement under which such Units and Registrable
Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement, or arise out of or are based upon any omission or alleged omission to state a material fact required to be stated
therein  or  necessary  to  make  the  statements   therein,  in  light  of  the
circumstances under which they were made, not misleading, provided that such statement or omission was made in reliance upon and in conformity with information relating to such Selling Investor furnished in writing to the Company by and on behalf of such Selling Investor specifically for use in connection with the preparation of such Registration Statement, prospectus, amendment or supplement; PROVIDED, HOWEVER, that the obligations of such Selling Investors hereunder shall be limited to an amount equal to the proceeds to each Selling Investor of Units and Registrable Shares sold in connection with such registration.

     c. Each party entitled to indemnification under this SECTION 5 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; PROVIDED, HOWEVER, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld); and, PROVIDED, FURTHER, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this SECTION 5, except to the extent that such delay prejudices such indemnifying party. The Indemnified Party may participate in such defense at such party's expense; PROVIDED, HOWEVER, that the Indemnifying Party shall pay such expense if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between the Indemnified Party and any other party represented by such counsel in such proceeding. No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation, and no Indemnified Party shall consent to entry of any judgment or settle such claim or litigation without the prior written consent of the Indemnifying Party.

     d. If the indemnification provided for under this SECTION 5 is unavailable to or insufficient to hold the Indemnified Party harmless under subparagraphs
(a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein for any reason other than as specified therein, then the Indemnifying Party shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) (i) in such proportion as is appropriate to reflect the relative benefits received by the Indemnifying Party on the one hand and such Indemnified Party on the other from the subject offering or distribution or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Indemnifying Party on the one hand and such Indemnified Party on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in

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respect  thereof) as well as any other relevant  equitable  considerations.  The relative benefits received by the Indemnifying Party on the one hand and the Indemnified Party on the other hand shall be deemed to be in the same proportion as the net proceeds of the offering or other distribution (after deducting expenses) received by the Indemnifying Party bears to the net proceeds of the offering or other distribution (after deducting expenses) received by the Indemnified Party. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by (or omitted to be supplied by) the Company or the Selling Investor, the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, the relative benefits received by each party from the sale of the Units and Registrable
Shares   and  any  other   equitable   considerations   appropriate   under  the
circumstances. The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of SECTION 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

6. INFORMATION BY INVESTOR. Each Investor including Units and Registrable Shares in any registration shall furnish to the Company such information regarding such Investor and the distribution proposed by such Investor as the Company may reasonably request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement. The Investors shall perform all acts reasonably necessary to effect the registration of the Units and Registrable Shares.

7. CERTAIN DEFINITIONS. As used in this Agreement, the following terms shall have the following respective meanings:

     "COMMISSION" means the Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.

     "COMMON STOCK" means the common stock, par value $.001 per share, of the Company.

     "EXCHANGE  ACT" means the Securities  Exchange Act of 1934, as amended,  or
any  similar  federal  statute,  and  the  rules  and  regulations   promulgated
thereunder, all as the same shall be in effect at the time.

     "REGISTRATION EXPENSES" means the expenses described in Section 4.

     "REGISTRABLE  SHARES"  shall  mean  shares  of Common  Stock  issued to the
Investors  pursuant to the  Purchase  Agreement  and any other shares of capital stock of the Company issued to the Investors in respect of such shares as a result of stock splits, stock dividends, reclassification, recapitalizations, mergers, consolidations or similar events. Registrable Shares shall also mean all shares of Common Stock issued to the Investors pursuant to the conversion of the Preferred Stock and upon exercise of the Warrants and any other shares of capital stock of the Company issued to the Investors in respect of such shares
as   a   result   of   stock   splits,   stock   dividends,    reclassification,

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recapitalizations, mergers, consolidations or similar events. References in this
Agreement to amounts or percentages of Registrable Shares as of or on any particular date shall be deemed to refer to amounts or percentages after giving effect to any applicable events contemplated by the preceding sentences.

     "REGISTRATION STATEMENT" shall mean any registration statement of the Company, including, without limitation, an initial Registration Statement, on any form (to be selected by the Company) for which the Company then qualifies and which permits the secondary resale thereunder of the Units and the Registrable Shares. The term Registration Statement shall also include all exhibits and financial statements and schedules and documents incorporated by reference in such Registration Statement when it becomes effective under the Securities Act, and in the case of the references to the Registration Statement as of a date subsequent to the effective date, as amended or supplemented as of such date.

     "SECURITIES ACT" means the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations promulgated thereunder, all as the same shall be in effect at the time.

     "SELLING INVESTOR" shall mean any Investor whose Registrable Shares are included at the request of such Investor in any Registration Statement filed pursuant to this Agreement.

     "INVESTOR" shall mean a Investor (as defined in the preamble to this Agreement) or any transferee of Registrable Shares, if such transferee has executed a counterpart hereof at the time of the transfer to such transferee, unless the Registrable Shares held by such transferee are acquired in a public distribution pursuant to a registration statement under the Securities Act.

8. GENERAL.

     a. NOTICES. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be deemed to have been given if sent by registered or certified mail, first class postage prepaid, return receipt requested, to the address of such parties set forth on the signature pages of this Agreement or such other future address as may be specified by any party by notice to all of the other parties. Such communications may also be given by personal delivery, by facsimile or by regular mail, but shall be effective only if and when actually received.

     b. ENTIRE AGREEMENT. This Agreement embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

     c. AMENDMENTS AND WAIVERS. Any term of this Agreement may be amended with the written consent of the Company and each of the Investors. No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision. A party hereto may waive the performance of any covenant for its benefit (either generally or in a particular instance and either retroactively or prospectively), PROVIDED, HOWEVER, that no such waiver shall be effective unless in writing and signed by such party.

     d. SEVERABILITY. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

     e. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada without regard to its principals of conflicts of law.

     f. COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

     g. SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of, and be binding upon, the successors, assigns and transferees of each of the parties hereto.

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     IN WITNESS  WHEREOF,  the  Company and the  Investors  have  executed  this
Agreement as of the _____ day of ________, 2003.

                                        COMPANY

                                        BESTNET COMMUNICATIONS CORP.


                                        By:
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                                            ADDRESS FOR NOTICE:

                                            5075 Cascade Road SE, Suite A
                                            Grand Rapids, Michigan 49546
                                            Telecopy: (616) 977-9955

                                            WITH A COPY TO:

                                            Squire, Sanders & Dempsey L.L.P.
                                            Attn:  Gregory R. Hall, Esq.
                                            Two Renaissance Square
                                            40 North Central Avenue, Suite 2700
                                            Phoenix, Arizona 85004
                                            Telecopy: (602) 253-8129

                                       10
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                                    INVESTORS


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                                            Address for Notice:

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                            [Investor Signature Page]